Filed pursuant to Rule 497(e) under the Securities Act of 1933

Files No. 333-14725

Supplement Dated May 18, 2007

NUVEEN MUNICIPAL TRUST

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Prospectus dated August 28, 2006

Effective immediately, the Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund may invest up to 20% of their net assets in medium- to low-quality municipal bonds rated BBB/Baa or lower by independent rating agencies, or if unrated, judged by NAM to be of comparable quality. The Funds will continue to invest at least 80% of their net assets in quality municipal bonds that are rated investment grade (AAA/Aaa to (BBB/Baa) at the time of purchase or judged to be of comparable quality if unrated. Please note that because the Funds may invest in lower rated municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds, which are considered to be speculative, credit risk is heightened for the Funds.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE.

MPR-NAT-0507D